Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
September 30, 2012

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	7
Major Tenants	8
Lease Expirations as of September 30, 2012	9
Leasing Activity	10

Financial Data:

Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
FFO and FAD Analysis	13
Unconsolidated Joint Venture Information	14
Debt Outstanding Summary	17
Future Scheduled Principal Payments	18
Senior Unsecured Notes Financial Covenants	18

Investor Information	19

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Geographic Diversification

As of September 30, 2012

State	# of Centers	GLA	% of GLA

South Carolina	5	1,576,873	15%
Pennsylvania	3	874,422	8%
New York	1	729,734	7%
Georgia	2	691,582	6%
Texas	2	619,729	6%
Delaware	1	568,975	5%
Alabama	1	557,228	5%
North Carolina	3	505,225	5%
New Jersey	1	489,762	5%
Michigan	2	437,202	4%
Tennessee	1	419,038	4%
Ohio	1	406,830	4%
Missouri	1	302,922	3%
Utah	1	298,391	3%
Connecticut	1	289,898	3%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Louisiana	1	270,208	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Maryland	1	199,243	2%
Florida	1	198,877	2%
California	1	171,300	2%
Maine	2	82,286	1%
Total (1)	36	10,733,304	100%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, Wisconsin and a 155,522 square foot center in Cookstown, Ontario). Also, excludes one 741,981 square foot shopping center and one 29,253 square foot warehouse in Deer Park, New York, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 9/30/12	% Occupied 9/30/12	% Occupied 6/30/12	% Occupied 3/31/12	% Occupied 12/31/11	% Occupied 9/30/11
Riverhead, NY	729,734	99%	100%	98%	99%	99%
Rehoboth Beach, DE	568,975	100%	99%	100%	100%	99%
Foley, AL	557,228	98%	97%	98%	97%	96%
Atlantic City, NJ	489,762	96%	97%	98%	99%	99%
San Marcos, TX	441,929	100%	100%	99%	100%	100%
Myrtle Beach Hwy 501, SC	425,247	99%	99%	97%	99%	98%
Sevierville, TN	419,038	100%	99%	99%	100%	100%
Jeffersonville, OH	406,830	100%	99%	95%	99%	99%
Myrtle Beach Hwy 17, SC	402,791	99%	100%	99%	99%	99%
Washington, PA	372,972	100%	99%	98%	99%	99%
Commerce II, GA	370,512	100%	100%	98%	100%	100%
Charleston, SC	365,107	99%	96%	97%	99%	99%
Howell, MI	324,632	96%	94%	97%	98%	98%
Locust Grove, GA	321,070	100%	99%	98%	100%	100%
Mebane, NC	318,910	100%	100%	100%	100%	99%
Branson, MO	302,922	99%	97%	98%	100%	100%
Park City, UT	298,391	100%	100%	99%	100%	100%
Westbrook, CT	289,898	99%	97%	98%	100%	98%
Williamsburg, IA	277,230	100%	99%	98%	99%	99%
Lincoln City, OR	270,212	98%	97%	95%	96%	95%
Gonzales, LA	270,208	100%	100%	99%	100%	99%
Lancaster, PA	254,002	100%	100%	100%	100%	100%
Tuscola, IL	250,439	91%	90%	90%	90%	90%
Hershey, PA (2)	247,448	99%	100%	97%	100%	100%
Tilton, NH	245,698	100%	99%	99%	100%	100%
Hilton Head II, SC	206,529	100%	100%	100%	98%	96%
Ocean City, MD	199,243	93%	89%	91%	92%	92%
Fort Myers, FL	198,877	93%	89%	92%	92%	85%
Terrell, TX	177,800	94%	94%	94%	94%	94%
Hilton Head I, SC	177,199	100%	100%	100%	98%	96%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	100%	100%	96%	96%	100%
Blowing Rock, NC	104,154	97%	97%	98%	100%	100%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	57,667	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	10,733,304	99%	98%	97%	99%	98% (1)

Unconsolidated joint venture properties
Deer Park, NY (3)	771,234	92%	91%	91%	90%	89%
Wisconsin Dells, WI	265,086	98%	99%	98%	98%	98%
Cookstown, ON (4)	155,522	100%	99%	91%	100%	N/A

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

(1)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened March 31, 2011 and had not yet stabilized.

(2)	Center acquired in September 2011.

(3)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

(4)	Center acquired in December 2011 and located in Ontario, Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Portfolio Occupancy at the End of Each Period (1)

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 155,522 square foot center in Cookstown, ON). Also, excludes one 741,981 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

(2)	Excludes the occupancy rate at our Hilton Head I, SC center which opened during the first quarter of 2011 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Major Tenants (1)

Ten Largest Tenants as of September 30, 2012
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	79	846,025	7.9%
Phillips-Van Heusen	130	675,400	6.3%
Dress Barn, Inc.	87	516,625	4.8%
Nike	35	367,667	3.4%
Adidas	42	325,546	3.0%
VF Outlet, Inc.	32	323,049	3.0%
Ann Taylor	43	300,871	2.8%
Polo Ralph Lauren	29	286,851	2.7%
Carter's	59	276,641	2.6%
Hanesbrands Direct, LLC	43	245,663	2.3%
Total of All Listed Above	579	4,164,338	38.8%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 155,522 square foot center in Cookstown, ON). Also, excludes one 741,981 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Lease Expirations as of September 30, 2012

(1)    Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 155,522 square foot center in Cookstown, ON). Also, excludes one 741,981 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Leasing Activity (1)

	3/31/2012	6/30/2012	9/30/2012	12/31/2012	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60	32	38		130	147
Gross leasable area	220,237	98,393	121,232		439,862	520,733
New initial base rent per square foot	30.01	28.07	28.24		29.09	$26.20
Prior expiring base rent per square foot	0.02	21.25	20.75		20.91	$19.18
Percent increase	44.0%	32.1%	36.1%		39.1%	36.6%

New straight line base rent per square foot	32.53	30.52	30.57		31.54	$28.49
Prior straight line base rent per square foot	20.60	20.78	20.06		20.49	$18.83
Percent increase	57.9%	46.9%	52.4%		53.9%	51.3%

Renewed Space:
Number of leases	188	54	35		277	272
Gross leasable area	920,436	268,841	168,560		1,357,837	1,323,531
New initial base rent per square foot	21.27	20.19	19.92		20.89	$20.26
Prior expiring base rent per square foot	19.38	18.49	18.18		19.06	$18.84
Percent increase	9.7%	9.2%	9.6%		9.6%	7.5%

New straight line base rent per square foot	21.97	20.94	20.30		21.56	$20.83
Prior straight line base rent per square foot	19.18	18.14	17.78		18.80	$18.31
Percent increase	14.5%	15.4%	14.2%		14.7%	13.8%

Total Re-tenanted and Renewed Space:
Number of leases	248	86	73		407	419
Gross leasable area	1,140,673	367,234	289,792		1,797,699	1,844,264
New initial base rent per square foot	22.96	22.30	23.40		22.89	$21.94
Prior expiring base rent per square foot	19.66	19.23	19.26		19.51	$18.94
Percent increase	16.7%	16.0%	21.5%		17.3%	15.9%

New straight line base rent per square foot	24.01	23.51	24.60		24.00	$22.99
Prior straight line base rent per square foot	19.46	18.85	18.73		19.22	$18.46
Percent increase	23.4%	24.7%	31.3%		24.9%	24.6%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 155,522 square foot center in Cookstown, ON). Also, excludes one 741,981 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Consolidated Balance Sheets (dollars in thousands)

	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011
ASSETS
Rental property
Land	$148,002	$148,002	$148,002	$148,002	$148,002
Buildings, improvements and fixtures	1,793,963	1,787,050	1,773,055	1,764,494	1,747,149
Construction in progress	—	—	4,545	3,549	1,800
	1,941,965	1,935,052	1,925,602	1,916,045	1,896,951
Accumulated depreciation	(565,521)	(547,167)	(530,150)	(512,485)	(494,518)
Total rental property, net	1,376,444	1,387,885	1,395,452	1,403,560	1,402,433
Cash and cash equivalents	9,511	11,855	10,787	7,894	3,694
Investments in unconsolidated joint ventures, net	82,676	72,394	48,483	28,481	9,447
Deferred lease costs and other intangibles, net	104,496	109,850	115,157	120,636	120,933
Deferred debt origination costs, net	9,619	10,219	10,775	8,861	6,327
Prepaids and other assets	56,211	50,172	54,304	52,383	50,856
Total assets	$1,638,957	$1,642,375	$1,634,958	$1,621,815	$1,593,690
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$547,964	$547,896	$547,829	$547,763	$547,698
Unsecured term loans, net of discounts	259,416	259,380	259,344	9,308	—
Unsecured bridge loan	—	—	—	—	150,000
Mortgages payable, including premiums	108,672	109,583	110,483	111,379	112,235
Unsecured lines of credit	136,769	141,224	121,073	357,092	172,300
Total debt	1,052,821	1,058,083	1,038,729	1,025,542	982,233
Construction trade payables	10,525	14,746	15,698	13,656	19,331
Accounts payable & accruals	46,087	38,011	43,165	37,757	44,127
Other liabilities	16,429	16,283	16,399	16,428	16,249
Total liabilities	1,125,862	1,127,123	1,113,991	1,093,383	1,061,940
Commitments and contingencies
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	939	935	926	867	867
Paid in capital	762,821	758,381	751,633	720,073	718,318
Accumulated distributions in excess of net income	(283,943)	(279,657)	(271,941)	(261,913)	(257,930)
Accumulated other comprehensive income	1,252	1,405	1,449	1,535	1,516
Equity attributable to Tanger Factory Outlet Centers, Inc.	481,069	481,064	482,067	460,562	462,771
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	25,218	27,386	32,068	61,027	61,344
Noncontrolling interest in other consolidated partnerships	6,808	6,802	6,832	6,843	7,635
Total equity	513,095	515,252	520,967	528,432	531,750
Total liabilities and equity	$1,638,957	$1,642,375	$1,634,958	$1,621,815	$1,593,690

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	9/30/12	9/30/11
REVENUES
Base rentals	$59,662	$58,583	$57,219	$58,007	$55,018	$175,464	$149,630
Percentage rentals	3,180	1,618	1,744	3,872	2,684	6,542	5,212
Expense reimbursements	24,646	24,989	23,476	24,826	22,973	73,111	64,794
Other income	2,995	2,145	1,804	2,435	2,568	6,944	6,447
Total revenues	90,483	87,335	84,243	89,140	83,243	262,061	226,083
EXPENSES
Property operating	27,614	27,977	26,088	27,192	25,181	81,679	73,054
General & administrative	9,018	8,699	10,020	8,237	7,943	27,737	21,895
Acquisition costs	—	—	—	217	978	—	2,519
Abandoned development costs	—	—	—	—	—	—	158
Depreciation and amortization	24,809	24,923	25,515	25,228	22,964	75,247	58,787
Total expenses	61,441	61,599	61,623	60,874	57,066	184,663	156,413
Operating income	29,042	25,736	22,620	28,266	26,177	77,398	69,670
Interest expense	12,317	12,411	12,334	12,386	11,958	37,062	32,996
Income before equity in losses of unconsolidated joint ventures	16,725	13,325	10,286	15,880	14,219	40,336	36,674
Equity in losses of unconsolidated joint ventures	(555)	(867)	(1,452)	(742)	(27)	(2,874)	(823)
Net income	16,170	12,458	8,834	15,138	14,192	37,462	35,851
Noncontrolling interests in Operating Partnership	(836)	(766)	(713)	(1,787)	(1,730)	(2,315)	(4,569)
Noncontrolling interests in other consolidated partnerships	(7)	25	7	6	2	25	2
Net income attributable to Tanger Factory Outlet Centers, Inc.	15,327	11,717	8,128	13,357	12,464	35,172	31,284
Allocation to participating securities	(209)	(209)	(158)	(163)	(164)	(576)	(521)
Net income available to common shareholders	$15,118	$11,508	$7,970	$13,194	$12,300	$34,596	$30,763
Basic earnings per common share:
Net income	$0.16	$0.13	$0.09	$0.15	$0.14	$0.38	$0.38
Diluted earnings per common share:
Net income	$0.16	$0.12	$0.09	$0.15	$0.14	$0.37	$0.37
Weighted average common shares:
Basic	92,674	91,717	89,671	85,891	85,171	91,359	82,020
Diluted	93,647	92,816	90,832	86,917	85,992	92,302	82,842

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	9/30/12	9/30/11
Funds from operations:
Net income	$16,170	$12,458	$8,834	$15,138	$14,192	$37,462	$35,851
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	24,532	24,710	25,301	25,019	22,763	74,543	58,256
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	1,641	1,653	1,815	1,253	1,280	5,109	3,922
Impairment charge - unconsolidated joint ventures	—	140	—	300	—	140	—
Funds from operations	42,343	38,961	35,950	41,710	38,235	117,254	98,029
FFO attributable to noncontrolling interests in other consolidated partnerships	(4)	16	(2)	(18)	(19)	10	(19)
Allocation to participating securities	(425)	(391)	(308)	(345)	(320)	(1,123)	(895)
Funds from operations available to common shareholders	$41,914	$38,586	$35,640	$41,347	$37,896	$116,141	$97,115
Funds from operations per share	$0.42	$0.39	$0.36	$0.42	$0.39	$1.18	$1.02
Funds available for distribution to common shareholders:
Funds from operations	$41,914	$38,586	$35,640	$41,347	$37,896	$116,141	$97,115
Adjusted for -
Corporate depreciation excluded above	276	214	214	209	201	704	531
Amortization of finance costs	576	585	561	603	592	1,722	1,540
Amortization of net debt discount (premium)	(253)	(252)	(248)	(262)	(97)	(753)	(52)
Amortization of share-based compensation	2,339	2,313	3,306	1,756	1,887	7,958	5,300
Straight line rent adjustment	(1,009)	(860)	(997)	(787)	(1,009)	(2,866)	(3,042)
Market rent adjustment	(59)	(196)	(234)	(176)	79	(489)	(278)
2nd generation tenant allowances	(1,297)	(3,179)	(5,537)	(2,796)	(5,766)	(10,013)	(11,188)
Capital improvements	(2,951)	(2,500)	(891)	(1,181)	(3,419)	(6,342)	(9,351)
Adjustments from unconsolidated joint ventures	257	78	168	(62)	(87)	503	(136)
Funds available for distribution	$39,793	$34,789	$31,982	$38,651	$30,277	$106,565	$80,439
Funds available for distribution per share	$0.40	$0.35	$0.32	$0.39	$0.31	$1.08	$0.85
Dividends paid per share	$0.21	$0.21	$0.20	$0.20	$0.20	$0.62	$0.59
FFO payout ratio	50%	54%	56%	48%	51%	53%	58%
FAD payout ratio	53%	60%	63%	51%	65%	57%	70%
Diluted weighted average common shs.	98,699	98,812	98,690	98,409	97,811	98,599	94,869

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Unconsolidated Joint Venture Information

The following table details certain information as of and for the nine months ended September 30, 2012 about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Deer Park	Deer Park, Long Island NY	33.3%	741,981	$87.8	$4.6	$82.3

Deer Park Warehouse	Deer Park, Long Island NY	33.3%	29,253	$0.6	$—	$0.6

Galveston/Houston (1)	Texas City, TX	50.0%	352,705	$33.0	$—	$—

National Harbor (2)	Washington D.C. Metro Area	50.0%	—	$0.9	$—	$—

RioCan Canada (3)	Various	50.0%	155,522	$32.9	$1.0	$—

Westgate (4)	Phoenix, AZ	58.0%	—	$29.8	$—	$9.3

Wisconsin Dells	Wisconsin Dells, Wisconsin	50.0%	265,086	$16.4	$1.6	$12.1

Other				$0.3	$—	$—

Total				$201.7	$7.2	$104.3
(1) Center opened on October 19, 2012.
(2) Center is in the development stage.
(3) Includes a 155,522 square foot center in Cookstown, ON as well as investments related to due diligence costs for additional potential sites in Canada.
(4) Center is under construction and expected to open during the fourth quarter of 2012.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Unconsolidated Joint Venture Information
Summary Balance Sheets (dollars in thousands)

	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011	Tanger's Share as of 9/30/12
Assets
Land	$78,531	$77,479	$78,850	$77,864	$58,142	$31,554
Buildings, improvements and fixtures	295,593	295,020	296,605	288,934	268,574	108,304
Construction in progress, including land	113,169	85,100	31,941	23,545	5,545	60,543
	487,293	457,599	407,396	390,343	332,261	200,401
Accumulated depreciation	(57,067)	(53,192)	(50,039)	(46,245)	(42,943)	(21,333)
Total rental property, net	430,226	404,407	357,357	344,098	289,318	179,068
Assets held for sale (1)	1,821	1,800	—	—	—	607
Cash and cash equivalents	10,778	16,855	9,621	7,582	16,141	4,994
Deferred lease costs, net	13,586	13,514	14,294	14,815	2,840	6,505
Deferred debt origination costs, net	5,773	6,566	6,626	7,566	724	2,131
Prepaids and other assets	21,396	16,386	15,663	11,687	9,969	8,382
Total assets	$483,580	$459,528	$403,561	$385,748	$318,992	$201,687

Liabilities & Owners' Equity
Mortgages payable	$288,978	$273,034	$273,534	$303,230	$293,534	$104,301
Construction trade payables	14,506	23,135	7,719	2,669	4,958	7,537
Accounts payable & other liabilities	26,125	25,641	24,788	27,246	5,378	11,540
Total liabilities	329,609	321,810	306,041	333,145	303,870	123,378
Owners' equity	153,971	137,718	97,520	52,603	15,122	78,309
Total liabilities & owners' equity	$483,580	$459,528	$403,561	$385,748	$318,992	$201,687
(1) Assets related to our Deer Park Warehouse joint venture, which is currently for sale.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Unconsolidated Joint Venture Information
Summary Statements of Operations (dollars in thousands)

		Three Months Ended				YTD
	9/30/2012	6/30/12	3/31/12	12/31/11	9/30/11	9/30/12	9/30/11
Revenues	$11,985	$11,606	$11,658	$10,045	$9,488	$35,249	$28,802
Expenses
Property operating	5,521	5,083	4,891	4,742	4,718	15,495	13,292
General & administrative	365	237	163	136	58	765	114
Acquisition costs	—	—	704	—	—	704	—
Abandoned development costs	—	436	954	—	—	1,390	—
Impairment charge	—	420	—	900	—	420	—
Depreciation & amortization	4,283	4,300	4,608	3,470	3,534	13,191	10,772
Total expenses	10,169	10,476	11,320	9,248	8,310	31,965	24,178
Operating income	1,816	1,130	338	797	1,178	3,284	4,624
Interest expense	3,540	3,598	3,829	3,146	1,381	10,967	7,310
Net loss	$(1,724)	$(2,468)	$(3,491)	$(2,349)	$(203)	$(7,683)	$(2,686)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$2,303	$2,379	$2,526	$2,196	$1,751	$7,208	$5,647
Net loss	$(555)	$(867)	$(1,452)	$(742)	$(27)	$(2,874)	$(823)
Depreciation and impairments (real estate related)	$1,641	$1,793	$1,815	$1,553	$1,280	$5,249	$3,922

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2012
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$136,769	Libor + 1.25%		11/10/2015
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Unsecured term loan	250,000	Libor + 1.80%		2/23/2019
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(2,620)
Total unsecured debt	944,149
Secured mortgage debt: (2)
Atlantic City, NJ (including premium of $4,596)	57,220	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Ocean City, MD (including premium of $308)	18,933	5.24%	4.68%	1/6/2016
Hershey, PA (including premium of $1,727)	32,519	5.17% - 8.00%	3.40%	8/1/2015
Total secured mortgage debt	108,672
Tanger's share of unconsolidated JV debt:
Deer Park	82,315	Libor + 3.50 - 5.00%		5/17/2014
Deer Park Warehouse (3)	614	Prime + 5.5%		5/17/2011
Westgate (4)	9,247	Libor + 1.75%		6/27/2015
Wisconsin Dells	12,125	Libor + 3.00%		12/18/2012
Total Tanger's share of unconsolidated JV debt	$104,301

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on November 10, 2015. Facility fees of 25 basis points annually are charged in arrears based on the amount of the commitment.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
The interest only mortgage loan secured by the warehouse matured on May 17, 2011 and the joint venture did not qualify for the one year extension option. As a result, on June 1, 2012 the joint venture reduced the outstanding principal balance by $500,000 to $1.8 million and entered into a Loan Forbearance Agreement with the lender whereby the lender agreed that it will not enforce its rights under the Loan Documents until the Trigger Date of October 1, 2012 unless extended. Extension of the Trigger Date was contingent among other things upon delivering a fully executed contract to sell the property to an unaffiliated third-party purchaser. Although the joint venture did not meet all of the requirements for extending the Trigger Date for the Forbearance Termination Date, it has delivered a fully executed contract to sell the property which has been approved by the lender. Through closing, the joint venture is committed to make monthly debt service payments pursuant to the Forbearance and Loan Documents at a pay rate of Libor + 1.85%. Additional interest accrues at a rate of Prime + 5.5% less the amount paid.

(4)
On June 27, 2012, the joint venture closed on a construction loan with the ability to borrow up to $43.8 million (our share $25.4 million), which carries an interest rate of LIBOR + 1.75%. As of September 30, 2012, the balance on the loan was $15.9 million (our share $9.2 million).

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2012
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2012	$657	$12,739	$13,396
2013	4,633	—	4,633
2014	3,600	82,315	85,915
2015	419,108	9,247	428,355
2016	30,279	—	30,279
2017	3,004	—	3,004
2018	3,179	—	3,179
2019	253,365	—	253,365
2020	303,561	—	303,561
2021	5,788	—	5,788
2022 & thereafter	21,636	—	21,636
	$1,048,810	$104,301	$1,153,111
Net Premiums on Debt	4,011	—	4,011
	$1,052,821	$104,301	$1,157,122
Senior Unsecured Notes Financial Covenants (1)

As of September 30, 2012
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	46%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	5%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	205%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.45	Yes

(1)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2012